UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 19, 2008

Date of earliest event reported:  May 16, 2008

AdCare Health Systems, Inc.

(Exact Name of Registrant as specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	333-131542 (Commission file Number)

31-1332119

(IRS Employer Identification No.)

5057 Troy Road, Springfield, Ohio  45502-9032

(Address of principal executive offices)  (Zip code)

Registrant’s Telephone Number, Including Area Code

(937) 964-8974

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)).

Item 4.01.  Changes in Registrant’s Certifying Accountant

On May 16, 2008, the Audit Committee of the Board of Directors of AdCare Health Systems, Inc. (the “Company”) dismissed Rachlin LLP (Rachlin) as the Company’s independent registered public accounting firm.

The audit reports of Rachlin on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph related to certain risks and uncertainties.

During the Company’s two most recent fiscal years, and through May 16, 2008, there were no disagreements between the Company and Rachlin on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Rachlin, would have caused Rachlin to make reference to the subject matter of the disagreement in connection with its reports.

During the years ended December 31, 2007 and 2006, and the subsequent interim period through May 16, 2008, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

On May 16, 2008, the Company engaged Battelle & Battelle LLP as its new independent registered public accounting firm to conduct the audit of the Company’s financial statements as of and for the year ended December 31, 2008.  The decision to engage Battelle & Battelle LLP was made and approved by the Audit Committee of the Company’s Board of Directors.  During the two most recent fiscal years and through May 16, 2008, the Company has not consulted with Battelle & Battelle LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits:

The following exhibits are furnished as a part of this Current Report on Form 8-K:

Exhibit Number	Description
16.1	Letter from Rachlin LLP to the Securities and Exchange Commission, dated May 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  May 19, 2008

ADCARE HEALTH SYSTEMS, INC.

By: /s/Scott Cunningham

Name: Scott Cunningham

Title:  Chief Financial Officer

Exhibit 16.1

May 19, 2008

Securities and Exchange Commission

100F Street, N.E.

Washington, DC 20549

Re:

AdCare Health Systems, Inc.

We were previously principal accountants for AdCare Health Systems, Inc. (“AdCare”) and under the date of March 28, 2008, we reported on the consolidated financial statements of AdCare and subsidiaries as of and for the years ended December 31, 2007 and 2006.  Effective May 16, 2008 we were dismissed.  We have read AdCare’s statements included under Item 4.01 of its Form 8-K dated May 19, 2008, and we agree with such statements.

Very Truly yours,

Rachlin LLP

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